                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 2003
       ------------------------------------------------------------------


                          FULLNET COMMUNICATIONS, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    OKLAHOMA
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             000-27031                                 73-1473361
             ---------                                 ----------
      (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NO.)

       201 ROBERT S. KERR AVENUE, SUITE 210, OKLAHOMA CITY, OKLAHOMA 73102
       -------------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (405) 236-8200
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 30, 2003, FullNet Communications, Inc. ("FullNet") engaged Buxton & Cloud PC as its new independent accountants, commencing with the audit for the fiscal year ended December 31, 2002, and thereby dismissed Grant Thornton LLP. The decision to change independent accountants was approved by the Board of Directors of FullNet.

The reports of Grant Thornton LLP on FullNet's financial statements for the past two years ended December 31, 2001 and December 31, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle. The reports of Grant Thornton LLP on FullNet's financial statements for the past two years ended December 31, 2001 and December 31, 2000 did however contain explanatory paragraphs describing an uncertainty about FullNet's ability to continue as a going concern.

In connection with the audits for the fiscal years ended December 31, 2001 and December 31, 2000 and all interim periods preceding the dismissal, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

During the fiscal years ended December 31, 2001 and December 31, 2000 and all subsequent interim periods and to January 30, 2003, the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

FullNet delivered a copy of this Form 8-K report to Grant Thornton LLP on January 30, 2003, and requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not Grant Thornton LLP agrees with the above statements. Attached hereto as
Exhibit 16 is a copy of the letter of Grant Thornton LLP to the SEC dated February 4, 2003.

During the fiscal years ended December 31, 2001 and December 31, 2000 and to January 30, 2003, FullNet has not consulted with BUXTON & CLOUD PC on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on FullNet's financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated February 4, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FULLNET COMMUNICATIONS, INC.


                                   By: /s/ Timothy J. Kilkenny
                                       -----------------------------------------
                                           Timothy J. Kilkenny
                                           Chief Executive Officer

Dated:  January 30, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description
Exhibit 16        Letter from Grant Thornton LLP to the Securities
                  and Exchange Commission dated February 4, 2003.




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